Long-term Debt (Tables)	12 Months Ended
Dec. 31, 2020
Long-term Debt
Summary of long-term debt

	2021	2020
Various equipment notes payable to banks in monthly installments ranging from $1 to $2, including interest at 6.255 percent to 12.18 percent maturing from April 2022 through December 2022. The notes are collateralized by the financed equipment and guaranteed by a stockholder of the Company.	$130	$270
Note payable to a bank in monthly installments beginning on January 1, 2020 of $91, plus interest at the greater of 6.00 percent per annum or the prime rate plus 1.00 percent through December 7, 2021, the date the note was settled.	—	2,454
Total	130	2,724
Less current portion	120	1,235
Long-term portion	$10	$1,489

Summary of balance of debt matures

Years Ending	Amount
2022	120
2023	8
2024	2
Total	$130